Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25CE

NINETY-FIRST AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Ninety-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date (defined below):

1.    Customer agrees to purchase and CSG agrees to provide an additional *** ******* ******* (***) Vantage User IDs/Sessions.  Accordingly, pursuant to the terms of the Eighth Amendment to the Agreement dated January 5, 2010 (CSG document no. 2301676), the Twenty-fifth Amendment dated March 12, 2012 (CSG document no. 2311963), the Thirty-second Amendment dated August 8, 2012 (CSG document no. 2313710), the Thirty-ninth Amendment dated June 7, 2013 (CSG document no. 2502779), the Forty-ninth Amendment dated June 13, 2014 (CSG document no. 2506656), the Fifty-first Amendment dated July 24, 2014 (CSG document no. 2507373),  the Fifty-fifth Amendment dated October 16, 2014 (CSG document no. 2508276), the Seventy-first Amendment dated April 24, 2015 (CSG document no.4105376), the Seventy-fourth Amendment dated June 5, 2015 (CSG document no. 4105523), the Eighty-eighth Amendment dated May 31, 2016 (CSG document no. 4111414) and this Amendment to the Agreement, the number of Vantage User IDs/Sessions will be increased from ***** ******* *********** (***) to *** ******** ********** (*****) and Customer.

2.    Consistent with discussions between CSG and Customer concerning fees for the additional *** ******* ******* (***) Vantage User IDs/Sessions under this Amendment, the parties agree that for the Term of the Agreement, unless earlier terminated by Customer by notice to CSG (email is sufficient), such *** ******* ******* (***) Vantage User IDs/Sessions under this Amendment will be invoiced by CSG to Customer at the rate of ******** (***) of the License and Annual Maintenance Fees specified in Schedule F of the Agreement (the “Discounted Vantage User IDs/Sessions”).

3.    CSG and Customer acknowledge and agree that it is the intent of the parties that the Discounted Vantage User IDs/Sessions hereunder will be utilized concurrently with *** ******* ******* (***) current Customer Vantage IDs/Sessions to allow users who query Customer’s Vantage data to also query “TWC Vantage data.”

        For purposes of clarification, the referenced “TWC Vantage data” is that certain data in the CSG database as a result of that certain CSG Master Subscriber Management System Agreement executed on March 13, 2003, and effective as of April 1, 2003 (CSG document no. 1926320), as amended (the “TWC Agreement”) by and between CSG and Spectrum Management Holding Company, LLC, as successor in interest to Time Warner Cable Inc. and available to Customer pursuant to that certain Assignment and Assumption Agreement executed by and between Spectrum Management Holding Company, LLC and Charter Communications Holding Company, LLC as of July 25, 2016 (CSG document number4111976).

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: VP, Billing Strat & Operations	Title: SVP, Secretary & General Counsel
Date: 9/9/16	Date: 9-9-16